Investor Presentation August 13, 2014

2 Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward- looking statements by terminology such as ‘‘may’’, ‘‘should’’, ‘‘expect’’, ‘‘intend’’, ‘‘will’’, ‘‘estimate’’, ‘‘anticipate’’, ‘‘believe’’, ‘‘predict’’, ‘‘potential’’ or ‘‘continue’’ or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, those factors identified in the Company’s 2013 Annual Report on Form 10-K in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Non-GAAP Financial Measures In our presentation, we may refer to certain non-GAAP financial measures. To the extent we disclose non-GAAP financial measures, please refer to footnotes where presented on each page of this presentation or to the appendix found at the end of this presentation for a reconciliation of these measures to what we believe are the most directly comparable GAAP measures. Cautionary Statement 2

3 Curt McClellan: CFO Eric Affeldt: President & CEO • Serving Since: 2006 • Former Principal of KSL Capital Partners • Former CEO of KSL Fairways • Non-executive Chairman, Cedar Fair, L.P. • Serving Since: 2008 • Former Vice President of Finance and Controller for FedEx Office • Previous financial positions with Randalls Food Markets and Digital Generation Systems • Certified Public Accountant Today’s Presenters 235 / 245 / 255 120 / 163 / 198 66 / 99 / 138 95 / 154 / 206 210 / 222 / 202 125 / 186 / 165 94 / 124 / 99 140 / 176 / 140 0 / 25 / 35 220 / 220 / 220 244 / 171 / 82 3 Mark Burnett: COO • Serving Since: 2006 • Former COO of KSL Fairways • Former EVP of American Golf Corporation

4 Sequoia Acquisition Overview Summary of Transaction • Acquisition of Sequoia Golf – portfolio of 33 owned or leased golf and country clubs and 17 management properties • Approximately 27,000 memberships serving over 60,000 members Investment Rationale • Solidifies ClubCorp’s industry-leading network of private clubs – total portfolio increases to 209 from 159 properties today • Expands geographic cluster model to four key markets, solidifying market penetration in Atlanta, GA and Houston, TX, and providing immediate expansion into Denver, CO and Chicago, IL markets • Enhances value of ClubCorp’s O.N.E. network offering to new and participating members • Drives significant reinvention opportunities consistent with ClubCorp’s growth strategy • 31% increase in club count increases ClubCorp’s industry-leading economies of scale • Provides the opportunity to grow a geographically diverse property management platform 4

# Sequoia Acquisition Overview

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS™

| | |
|---|---|
| **Financial Considerations** | • Purchase price of $265 million, before anticipated transaction expenses<br>• All-cash consideration to be financed through existing liquidity and proceeds from add-on term loan facility; anticipate increasing leverage to ~4.5x<br>• Transaction does not require the issuance of new equity<br>• Preservation of strong balance sheet – no near term debt maturities and post-transaction liquidity of >$150 million in cash and revolver<br>• LTM Adjusted EBITDA(1) of $24.4 million<br>• Pro forma annual Adjusted EBITDA(1) of approximately $29 million to $30 million due to anticipated cost synergies<br>• Implied ~9x acquisition multiple on pro forma annual Adjusted EBITDA(1)<br>– Proven track record of reducing overhead and operating expenses<br>– Substantial upside revenue potential from reinvention, enhanced network offering, membership growth, and increased ancillary spend |
| **Timing** | • Close anticipated in ClubCorp's fiscal 4Q 2014<br>• Subject to customary closing conditions |

*(1) LTM financial metrics were calculated using Sequoia Golf unaudited LTM net income ending June 30, 2014. Adj. EBITDA is not calculated in accordance with GAAP. See page 23 for a reconciliation of Adj. EBITDA to the most comparable GAAP financial measure.*

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6 Sequoia Golf At a Glance 6 30 3 17 Fee Simple Lease Property Management 50 Total 43 6 Private Public 49 GCC • Key markets: Atlanta, GA (27); Houston, TX (7) • 49 golf and country clubs (GCC) & 1 sports club • > 7,000 acres of fee simple real estate • > 1,000,000 rounds played Properties Financial(1) • LTM Revenue $98.4 million • LTM Adjusted EBITDA(1) $24.4 million • Pro forma Adj. EBITDA(1) $29-30 million due to anticipated cost synergies Dues Represents 47% of Revenue LTM Same Store Revenue by Type (1) LTM financial metrics were calculated using Sequoia Golf unaudited LTM revenue and net income ending June 30, 2014 . Adj. EBITDA is not calculated in accordance with GAAP. See page 23 for a reconciliation of Adj. EBITDA to the most comparable GAAP financial measure.

Expands Network Of Private Clubs Expands ClubCorp’s portfolio of private clubs to 209 properties, nearly 5x the next largest competitor 7 157 Golf & Country Clubs 52 Business, Sports & Alumni Clubs 17 Total Dallas Market 35 Total Atlanta Market 19 Total Houston Market 209 Total Properties(1) (1) Clubs in Mexico and China not depicted 25,000+ Acres Fee Simple Real Estate New entry into Denver & Chicago Markets

Expands Geographic Clusters Sequoia Portfolio Existing ClubCorp GCC Portfolio Atlanta Houston 15 Minute Drive-Time of Sequoia Clubs 8 Immediate and significant incremental market penetration in Atlanta and Houston • Clustering will drive club utilization, increases member options, and enhances value of O.N.E. offering • Clustering will also increase operational efficiencies in these affluent, dense metropolitan areas

# Enhances ClubCorp's O.N.E. Offering

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS℠

**Addition of Sequoia Golf properties will meaningfully enhance value of O.N.E. offering**

## O.N.E. Product Member Benefits

***Benefits At Your Home Club***

- 50% off á la carte dining[(2)]

***Benefits At Clubs Within 50 Miles***

- Preferred rates for golf at ClubCorp owned clubs
- Dining discounts at our Business clubs
- Private invitations to HUB special events

***Benefits At Clubs Outside of 50 Miles***

- 2 free rounds of golf per Golf & Country club, per month[(2)]
- 2 free meals per Business club, per month[(2)]

## ClubCorp Benefits

- O.N.E. product currently offered at 87 clubs[(1)] with significant opportunity to expand offering to acquired Sequoia Golf clubs
- As of Q2, over 45% of ClubCorp members participated in one or more upgrade programs, including the O.N.E. product
- O.N.E. offering drives higher member retention rate due to superior value proposition
- O.N.E. product increases revenue without increasing fixed costs
- Increases yield per member by encouraging members to utilize clubs more frequently

*(1) As of Q2 2014; includes 5 pilot business clubs*
*(2) Some restrictions apply*

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Sequoia North Atlanta Atlanta National Golf Club Milton, Georgia The Manor Golf & CC Milton, Georgia 10 Polo Golf & CC Cumming, Georgia Atlanta National Golf Club Milton, Georgia Enhance O.N.E. offering with collection Atlanta-based premium high end clubs

Sequoia The Woodlands The Woodlands Country Club Palmer Course The Woodlands, Texas The Woodlands Country Club Tournament Course The Woodlands, Texas The Woodlands Country Club Player Course The Woodlands, Texas The Woodlands Country Club The Woodlands, Texas 11 Enhance O.N.E. offering with addition of world-class 63-hole Woodlands Country Club

# Significant Reinvention Opportunities

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS™

**Reinvention projects to drive revenue and member usage – improved golf and practice facilities and expanded and enhanced dining, social gathering, pool and fitness facilities**

- Active golf memberships with substantial opportunity to drive additional member usage, membership programming and á la carte and private event food and beverage spend
- Sequoia has more golf revenue as a percentage of total revenue (30%) than ClubCorp (23%), while ClubCorp has more F&B revenue as a percentage of total revenue (23%) than Sequoia (19%)

**All Sequoia Clubs(1)**



Other 4%
Golf 30%
Dues 47%
F&B 19%

LTM Same Store
Total Revenue: $88.4 million

Dues Represents 47% of Revenue

**ClubCorp GCC(1)**



Other 8%
Golf 23%
Dues 46%
F&B 23%

LTM Same Store
Total Revenue: $630.0 million

Dues Represents 46% of Revenue

*(1) Sequoia Golf and ClubCorp GCC revenue represents last twelve months at same store clubs and excludes Management Agreement Revenue and related Adjusted EBITDA.*

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Adds Significant Size and Scale Sequoia Revenue by Location(1) Sequoia Adj. EBITDA by Location(1) (1) Represents same store revenue and pre-corporate Adjusted EBITDA and excludes Management Agreement Revenue and related Adjusted EBITDA. Adj. EBITDA is not calculated in accordance with GAAP. See page 23 for a reconciliation of Adj. EBITDA to the most comparable GAAP financial measure. 13 • Sequoia corporate overhead predominately concentrated in Atlanta • Sequoia revenue concentrated in key markets of Atlanta (51%) and Houston (41%) • Sequoia Adjusted EBITDA concentrated in key markets of Atlanta (48%) and Houston (46%) Opportunity to reduce corporate overhead and operating expenses

Cost Synergies • Reduction in corporate overhead expenses • Reduce operating expenses through economies of scale and master purchase agreements Revenue Upside • Strong market cluster in Atlanta/Houston • Collection of owned private clubs that will respond well to reinvention – Improve golf and practice facilities – Reinvent clubhouses – Add and enhance dining facilities – Build or improve amenities • Increase usage and increase F&B • Introduce O.N.E. upgrade offering and enhance value of O.N.E. offering • Potential to trade-up entry level memberships to premium club memberships • Potential to expand geographically diverse property management platform Acquisition Synergies 14 The Manor Golf & CC Milton, Georgia Atlanta National Golf Club Milton, Georgia Anticipated cost synergies to yield $4-6 million of incremental Adjusted EBITDA

• Solidifies ClubCorp’s industry-leading network of private clubs • Expands geographic cluster model to four key markets, solidify market penetration in Atlanta, GA and Houston, TX, and immediate expansion into Denver, CO and Chicago, IL markets • Enhances value of ClubCorp’s O.N.E. offering to new and participating members • Increases industry-leading economies of scale, further driving procurement, operational and corporate cost efficiencies • Collection of owned private clubs that will respond well to reinvention • Potential to grow a geographically diverse property management platform Key Investment Takeaways 15

16 Q&A

17 Appendix

18 Sequoia Golf Properties

North Atlanta Bentwater Golf Club Acworth, Georgia Traditions of Braselton Golf Club Jefferson, Georgia Hamilton Mill Golf Club Dacula, Georgia Olde Atlanta Golf Club Suwanee, Georgia Eagle Watch Golf Club Woodstock, Georgia Windermere Golf Club Cumming, Georgia 19

# South Atlanta

CLUBCORP®
THE WORLD LEADER IN PRIVATE CLUBS™


Braelinn Golf Club Peachtree City, Georgia


Canongate I Golf Club Sharpsburg, Georgia


Chapel Hills Golf Club Douglasville, Georgia


Flat Creek Country Club Peachtree City, Georgia


Georgia National Golf Club McDonough, Georgia


Healy Point Country Club Macon, Georgia


Heron Bay Golf Club Locust Grove, Georgia


Mirror Lake Golf Club Villa Rica, Georgia


Planterra Ridge Golf Club Peachtree City, Georgia


River Forest Golf Club Forsyth, Georgia


White Oak Golf Club Newnan, Georgia


Sun City Peachtree Golf Club Griffin, Georgia


Whitewater Creek Country Club Fayetteville, Georgia

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Houston Lake Windcrest Golf Course Magnolia, Texas Magnolia Creek Golf Club League City, Texas The Oaks Course The Woodlands, Texas Panther Trail Course The Woodlands, Texas South Shore Harbour Country Club Galveston Bay, Texas 21

Colorado Black Bear Golf Club Parker, Colorado Blackstone Country Club Aurora, Colorado Black Bear Golf Club Parker, Colorado Blackstone Country Club Aurora, Colorado 22

23 Sequoia Adj. EBITDA Reconciliation (1) LTM financial metrics were calculated using Sequoia Golf unaudited LTM revenue and net income ending June 30, 2014, and prepared on a consistent basis with ClubCorp’s financial statements (2) Includes Texas and other franchise tax (3) Includes management fees and expenses, acquisition due diligence, and acquisition payroll and payroll related expenses, other non-material expenses 23 Last twelve months ended June 30, 2014(1) Net Loss $ (531) Interest Expense 10,529 Depreciation and Amortization 12,692 Franchise Tax(2) 239 Miscellaneous Fees(3) 1,482 Adjusted EBITDA $ 24,411 Annualized Cost Synergies ~$ 4,500 – 6,000 Pro-forma Adj. EBITDA ~$ 29,000 – 30,000 SEQUOIA GOLF RECONCILIATION OF NON-GAAP MEASURES TO CLOSEST GAAP MEASURE (In thousands) (Unaudited financial information)